Prospectus dated January 8, 1999

                               UPRIGHT GROWTH FUND
                         615 West Mount Pleasant Avenue
                          Livingston, New Jersey 07039
                                 (973) 533-1818

The Upright Growth Fund ( the "Fund") is a newly organized, diversified mutual fund that invests in stocks for long-term capital growth. This is the primary objective of the Fund. The Fund invests in the common stock of companies that are traded on the New York Stock Exchange ("NYSE"), American Stock Exchange ("ASE"), over-the-counter (OTC) and stocks traded on foreign stock exchanges. The Fund's investment adviser seeks appreciation of capital through investments in stocks of large and small companies that are reasonably priced or undervalued with the potential for growth.


The adviser to the Fund is Upright Financial Corporation (the "Adviser") founded in 1990 by David Y.S. Chiueh, the president and sole stockholder of the Investment Adviser. The Adviser also serves as the administrator for the Fund.

This Fund is designed for investors that are interested in a long-term investment. Investors should be willing and financially able to tolerate changes in the value of their investment in the Fund. This investment may present greater risk than other investments, with a potential for greater investment gain or loss in the future.
The Upright Growth Fund is a portfolio of Upright Investments Trust.

The minimum initial investment in the Fund is  $2,000.  The  Fund  has  a  sales
charge of 3%.   There are no 12b-1 marketing fees.

This prospectus contains the information you should know about the Fund before you invest. Please read the prospectus and retain it for future reference. A Statement of Additional Information for the Fund (dated January 8, 1999) has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. It is made available for no additional charge by calling 1-216-687-1000.

This prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, the shares of the Fund in any jurisdiction in which such may not lawfully be made.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, PASSED UPON THE ACCURACY OR THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                Table of Contents

Page                                                 Page
Fees and Expenses..................... [ ]    How to Purchase Shares.........[ ]
Investment Objectives and Policies.....[ ]    How to Redeem Shares...........[ ]
Performance............................[ ]    Dividends and Distributions....[ ]
Management of the Fund.................[ ]    Tax Information................[ ]
Net Asset Value........................[ ]    General Information............[ ]


                                Fees and Expenses

Shareholder Transaction Expenses

     Maximum Sales Load Imposed on Purchases1 ..............................3.0%
     Maximum sales charge imposed on reinvested amounts.....................None
     Deferred sales charge imposed on redemptions
       (as a percentage of amount redeemed).................................None
     Redemption fee2........................................................None
     Exchange fee...........................................................None

Annual Fund Operating Expenses (as a percentage of average net assets)

     Management Fees.....................................................   1.5%
     12b-1 Fees..........................................................   NONE
     Other Fees3 (after expense reimbursements)..........................   .45%
     Total Fund Operating Expenses (after expense reimbursements)........  1.95%

Example

The table below shows what an investor would pay if he or she invested $1000 over the various time frames indicated. The example assumes reinvestment of all dividends, an average annual return of 5%, and that "Total Fund Operating Expenses" remain the same each year.

                  1 Year                             3 Years
                  $49                                $89


--------

1 The sales charge is reduced for  investments of $50,000 or more,  declining to
 .75% for purchases of $1 million or more. The sales charge may be waived for certain investors.
2 The Fund's custodian bank may charge for redemptions by wire.

3 Other Expenses including Administrative Fees. For the fiscal year ending June 30, 1999, the Advisor has agreed to waive the management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the total operating expense does not exceed 1.95%. "Other expenses" have been estimated for the current fiscal year since the Fund did not begin operations until September 30, 1999, and are presented net of reimbursements. Absent these reimbursements, other expenses and total operating expenses are estimated to be 2.75% and 4.25%.

                       Investment Objectives and Policies

Fundamental Goal. The Fund seeks to provide long term growth of capital, with income as a secondary objective.

Strategy. The Fund invests in common stock, preferred stock, securities convertible into common stock, of companies that are traded on the NYSE, ASE, OTC and on foreign stock exchanges. In selecting investments for the Fund, the Adviser uses a Top-Down and Bottom-Up strategy. This means that the adviser invests in companies with a favorable relationship between price/earnings ratios and growth rates, in sectors offering the potential for above average return. The Adviser evaluates a company's management, sales growth, operating margins, revenue, earnings growth, free cash flows, return on equity, the economic outlook for the industry, and relevant economic and political environments.

The Adviser considers industry diversification as an important factor, although the emphasis on a certain industry may change due to the outlook for earnings in certain sectors. Diversification means placing a limitation on the amount of money invested in any one issuer and limiting the amount of money invested in any one industry. Diversification reduces the risks of investing.

Although the Fund invests primarily in common stock, it may invest a portion of its assets in cash or cash equivalents such as obligations issued or guaranteed by the U.S. Government, its agencies and/or instrumentality's ("U.S. Government Securities") or high quality money market instruments such as notes, certificates of deposit or bankers acceptances. The Adviser may assume a temporary defensive posture in the market, in which case, the Fund may invest up to 100% of its assets in these instruments. The Adviser may invest up to 10% of the Fund's assets in warrants, up to 25% of its assets in foreign issuers of securities not publicly traded in the U.S., engage in the purchase and sale of put and call options in an amount of up to 15% of its net assets, covered options writing (sell) are not subject to the 15% limitation. The Fund may make short sales of securities in an aggregate amount not greater than 25% of net assets, and may borrow up to one-third of its net assets.


Risk Factors. The Fund is only appropriate for long-term, aggressive investors who can accept the fluctuations in portfolio value and have no immediate financial needs for this investment. The risk associated with this investment include: Market Risk, the possibility that a downward business cycle can adversely affect a specific investment, as well as changes in the economic and political landscape; Management Risk, that the strategy or determinations that the adviser makes will fail to achieve the intended objectives; Liquidity Risk, the risk assoicated with the particular secondary market in which a security trades. The absence of a trading market could make it difficult to ascertain a market value for illiquid positions. A Fund's net asset value could be adversely affected if there were no ready buyer at an acceptable price at the time the Fund decided to sell. The value of the Fund's investments will vary from day-to-day, and generally reflect changes in market conditions, interest rates and other company, political, and economic news. The Fund is not, by itself, a balanced investment plan. The lack of operating history and that the investment adviser has not previously managed mutual fund assets presents certain risks. The value of the Fund's shares will fluctuate to a greater degree than the shares of funds utilizing more conservative investment techniques or those having as investment objectives, the conservation of capital and/or the realization of current income. When you sell your fund shares, they may be worth more or less than what you paid for them. There is no assurance that this Fund can achieve its objective, since all investments are inherently subject to market risk.

                                   Performance

The term "total return" will be used as tool for measuring for the Fund's performance. Total return shows how an investment in the Fund has increased or decreased over a certain period of time, assuming that all distributions are reinvested. Cumulative total return reflects the actual performance over a certain period of time and an average total return reflects a hypothetical rate of return. Total return will be shown for recent one, five and ten year periods and may be shown for other periods as well. From time to time the Fund may advertise its "yield". The yield refers to the income generated by Fund over a specified thirty-day period, which is then expressed as an annual percentage rate. The calculation will reflect the deduction of the maximum sales charge of 3%.

Investors should note that yield and total return figures are based on historical earnings and are not intended to indicate future performance. In reports or other communications to investors or in advertising material, the Fund may describe general economic and market conditions affecting the fund and may compare its performance with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar investment services that monitor evaluations of the Fund published by nationally recognized rating services and by financial publications that are nationally recognized. Because this fund invests in stocks, its performance is related to that of the overall stock market. The S&P 500 is the Standard & Poors Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. The S&P 500 figures assume reinvestment of all distributions and do not reflect brokerage commissions incurred if purchasing the stocks in the open market.

                             Management of the Fund

Board of Trustees. Overall responsibility for management and supervision of the Fund rests with the Fund's Board of Trustees. The Trustees approve all significant agreements between the Fund and the persons and companies that furnish services to the Fund, including agreements with the Fund's custodian, transfer agent, investment adviser and administrator. The day to day operations of the fund are delegated to the Adviser. The Statement of Additional Information contains background information regarding each of the Fund's Trustees and executive officers.

Adviser - Upright Financial Corporation. Upright Financial Corporation ("UFC" or the "Adviser") is responsible for selection and management of the stocks and other investments in the Fund's portfolio. The Adviser is a registered investment adviser, under the Investment Advisers Act of 1940 and was founded in 1990 by David Y.S. Chiueh, the president and sole stockholder of the Investment Adviser. The Adviser's office is located at 615 West Mount Pleasant Avenue, Livingston, New Jersey 07039. For its services, the Fund pays the Adviser an annual fee of 1.5% of its average daily net assets. This 1.5% charge is higher than other funds of this type, however the total operating fees are expected to be lower than other funds.

Research and management for the Fund's portfolio of securities is provided by a team of analysts and portfolio managers. Members of the team meet regularly to discuss holdings, investment strategy, prospective investments and portfolio composition. David Y.S. Chiueh serves as the senior portfolio manager for the Fund. The Adviser also provides administrative services for the Fund, subject to the supervision and direction of the Board of Trustees of the Fund. The administrative services, including furnishing certain internal executive and administrative services, providing office space, responding to shareholder inquiries, monitoring the financial, accounting and administrative transactions of the Fund, furnishing corporate secretarial services, which include assisting in the preparation of materials for meetings of the Board of Trustees, coordinating the preparation of annual and semi-annual reports, preparation of tax returns and generally assisting in monitoring compliance procedures for the Fund. For providing these services to the Fund, UFC receives a monthly fee calculated at an annual rate of .45% of the Fund's average daily net assets.

Custodian. The Fifth Third Bank Corporation (the"Custodian"), 38 Fountain Square Plaza, Cincinnati, Ohio 45263, serves as custodian for the Fund. All of the Fund's assets are held at an account with the Fifth Third. The Custodian settles all securities trades and collects dividends and interest due to the Fund.
Custody does not involve advice or decisions as to the purchase or sale of portfolio securities.

Transfer Agent. The Maxus Information System, Inc. DBA Mutual Shareholder Services (the "Transfer Agent"), serves as the transfer agent, dividend paying agent and shareholder service agent for the Fund. The Transfer Agent is located at 1301 East Ninth Street, 36th Floor, Cleveland, OH 44114. In addition to maintaining all shareholder accounts, the Transfer Agent prepares and mails confirmation forms and statements of account to shareholders for all purchases and redemptions of fund shares. The Investment Adviser (not the Fund) pays the Transfer Agent for these services.


Distributor. The Maxus Securities Corp. 1301 East Ninth Street, Suite 3600, Cleveland, Ohio 44114, serves as the Fund's distributor.


                                 Net Asset Value

The Fund is open for  business  on each  day  that the New York  Stock  Exchange
(NYSE) is open.
The Fund's net asset value per share (NAV) is normally determined as of 4:00 p.m., eastern time. The Fund's net asset value is calculated by subtracting its liabilities from its total assets and dividing the result by the total number of shares outstanding on that same day. Fund liabilities include accrued expenses and dividends payable, and its total assets include the market value of the portfolio securities as well as income accrued but not yet received. The public offering price of shares of the Fund is based on net asset value and calculated by applying the sales charge to the net asset value. Since the Fund does not charge a redemption fee, the NAV is the redemption price of shares of the Fund.

                               Purchase of Shares

In order to invest in the Fund, an investor must first complete and sign an account application, which is included in this prospectus and send payment for the shares by check or wire. Completed and signed applications should be mailed or transmitted by facsimile to the fund at (216) 875-8992.

Orders for the purchase of shares received when the Fund is open for business, before 4:00 p.m. eastern time, will be executed at the NAV determined that day plus the applicable sales charge. The minimum initial investment for non-qualified accounts is $2,000 and the minimum for additional purchases is $100.

For information about investing in the Fund through a tax-deferred retirement plan, such as an Individual Retirement Account ("IRA"), Keogh Plan, a Simplified Employee Pension IRA ("SEP-IRA") or a profit sharing and money purchase plan, an investor should telephone the Fund at 1-216-687-1000 or write to the Fund at the address set forth above. Investors should consult their own tax advisers about the establishment of retirement plans.

Purchases by Mail. If the Investor desires to purchase shares by mail, a check made payable to the Upright Growth Fund should be sent along with the completed account application to the Fund. Checks should be drawn on a U.S. bank. Send your purchase order to:
                                             Upright Growth Fund
                                             c/o Mutual Shareholder Services
                                             1301 East Ninth Street, 36th Floor
                                             Cleveland, OH  44114

Purchases by Wire. To make initial or subsequent purchases by wire, investors should contact the Fund's transfer agent , Mutual Shareholder Services, at (216) 687-1000 to obtain an account number. Complete and sign the application form and mail it to the Fund at the above address. Instruct your bank to follow instructions when wiring funds:

                            Wire to: Fifth Third Bank
                                     ABA Number 42000314

                            Credit:  Upright Growth Fund
                                     Fund's Account Number  729-36895
                                     Shareholder Account Number
                                     Shareholder Name______________


Purchases through Brokers-Dealers. You may purchase shares of the Fund through a broker-dealer or other financial institution that may charge a transaction fee. Such fees and services may vary among broker-dealers, and such broker-dealers may impose higher initial or subsequent investment requirements than those established by the Fund. Broker-dealers are responsible for forwarding payment for fund shares promptly to transfer agent, Maxus Information Systems, Inc. DBA Mutual Shareholder Services.


Automatic Purchase Plan. This plan allows investors to purchase on a regular monthly basis. The minimum initial investment for participants in this plan is $1000. Under this plan, on a preset day of the month, a draft is drawn on the investor's bank account in any amount of $100 or more specified by the investor. The proceeds of the draft are immediately invested in shares of the Fund at the NAV plus the applicable sales charge determined on the date of investment.

General. The Fund reserves the right to reject any purchase order and to suspend the offering of shares for a period of time. However, shareholders would generally be given the right to reinvest dividends during a time when sales were suspended. The Fund also reserves the right to cancel any purchase due to nonpayment; waive or lower the investment minimums; modify the conditions of purchase at any time; and reject any check not made directly payable to the Upright Growth Fund. Investors who purchase or redeem shares of the fund through broker-dealers or financial advisors may be subject to service fees imposed by those broker-dealers or financial advisors for the services they provide.

                                  Sales Charge

The sales charge for the shares of the Fund are outlined below:

Investment                      As a % of offering price     Net amount invested

Up to $49,999                            3.00%                       3.09%

$50,000-99,999                           2.50%                       2.56%

$100,000-249,999                         2.25%                       2.30%

$250,000-499,999                         1.75%                       1.78%

$500,000-749,999                         1.50%                       1.52%

750,000-999,999                          1.25%                       1.27%

$1 million and up                         .75%                        .76%

Sales Charge Waiver. The following persons or entities may purchase shares of the Fund at net asset value without payment of any sales charge, (1) any investor purchasing shares upon the recommendation of a financial adviser to which the investor pays a fee for services relating to investment selection; (2) any employee or representative of UFC, one of its affiliates or a broker-dealer with a selling group agreement with UFC; (3) any trustee of the Trust; (4) any company exchanging shares with the Fund pursuant to a merger, acquisition or exchange offer; (5) any investment advisory client of the Adviser who has, in writing, given investment discretion to UFC, to the extent the investment is from the account managed by the Adviser or UFC; (6) registered investment companies.

Rights of Accumulation. You may qualify for a reduced sales charge if the aggregate value of shares previously purchased and the shares currently being purchased in the account is over a breakpoint. Investments may be combined to include those held by you, your spouse, and your children under age 21 or members of a qualified group. A "qualified group" is one that has a purpose other than buying Fund shares at a discount. To qualify for the reduced sales charge, at time of purchase, you must provide your representative with enough information to make a proper determination.

Letter of Intent. The Letter of Intent will allow you to qualify for the reduced sales charge immediately by promising to invest an amount qualifying for a certain breakpoint with 13 months from the date of the letter. The minimum initial investment under a Letter of Intent is 5% of the amount indicated in the Letter of Intent.

                              How to Redeem Shares

You can arrange to take money out of your fund account any time by selling some or all of your shares. Your shares will be sold at the next share price calculated after your order is received. You must redeem your shares by mailing or transmitting your request to:

                                            Upright Growth Fund
                                            c/o Mutual Shareholder Services
                                            1301 East Ninth Street, 36th Floor
                                            Cleveland, OH  44114
                                            Facsimile: (216) 875-8992

Redemption proceeds are mailed within five business days after a request is received in good order except that the mailing or wiring of redemption proceeds on shares purchased by personal, corporate or government check may be delayed until it has been determined that collected funds have been received for the purchase of such shares, which may take up to 15 days from the purchase date. The clearing period does not apply to purchases made by wire or by cashier's, treasurer's, or certified check. The Fund's bank may charge for a wire transfer fee.

Signature Guarantees. A signature guarantee is designed to protect you and the Fund by verifying your signature. You will need one to: (1) establish certain services after the account is opened; (2) redeem over $50,000 by written request; (3) redeem or exchange shares when proceeds are: (i) being mailed to an address other than the address of record, (ii) made payable to other than the registered owner(s), or (iii) being sent to a bank account other than the bank account listed on your Fund account; (4) transfer shares to another owner; (5) send us written instructions asking us to wire redemption proceeds (unless previously authorized). These requirements may be waived or modified in certain circumstances. Acceptable guarantors are all eligible guarantor institutions as defined by the Securities Exchange Act of 1934 such as : commercial banks which are FDIC members; trust companies; credit unions, savings associations, firms which are members of a domestic stock exchange; and foreign branches of any of the above. We cannot accept guarantees from institutions or individuals who do not provide reimbursement in the case of fraud, such as notaries public.

Minimum Account Balance. If an investor's account balance falls below $1500, the investor will be given thirty days notice to reestablish the minimum balance. If you do not increase your balance, the Fund reserves the right to close your account and send the proceeds to you. The shares will be redeemed at the NAV on the day your account is closed.

                   Description of Certain Investment Policies

Restricted and Illiquid Securities. The Fund may invest up to 15% of its assets in securities that are determined by the Adviser, under the supervision of the Board of Trustees, to be illiquid. This means that the securities may be difficult to sell promptly at an acceptable price. The sale of some illiquid securities and some other securities may be subject to legal restrictions. These securities may present a greater risk of loss than other types of securities and therefore the Fund is limited as to the percentage of illiquid securities that it will hold.

When Issued Securities and Delayed Delivery Transactions. The Fund may purchase securities on a when-issued basis, and it may purchase or sell securities for delayed delivery. These transactions occur when securities are purchased or sold by the fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the Fund at the time of entering into the transaction. Although the Fund has not established any limit on the percentage of its assets that may be committed in connection with such transactions, the fund will maintain a segregated account with its custodian of cash, cash equivalents, U.S. Government securities or other high grade liquid debt securities denominated in U.S. dollars or non-U.S. currencies in an aggregate amount equal to the amount of its commitment in connection with such purchase transactions.

Foreign Securities. The Fund may invest up to 25% of the Fund's assets in securities of foreign issuers which are not publicly traded in the U.S. and may also invest in foreign securities in domestic markets through depository receipts (ADR's) without regard to this limitation. These securities may involve additional risks not associated with securities of domestic companies, including exchange rate fluctuations, political or economic instability, expropriation or confiscatory taxes. Issuers of foreign securities are subject to different accounting, reporting and disclosure requirements.

Borrowing and Leverage. The Fund may borrow up to one third of its total assets for temporary or emergency purposes such as clearing trades or processing redemptions, and for increasing portfolio holdings. The Fund must maintain continuous asset coverage of 300% with respect to borrowings and sell within three days sufficient portfolio holdings to restore such coverage if it should decline to less than 300%, even if such liquidations are disadvantageous from an investment standpoint. Leveraging may exaggerate the effect of any increase or decrease in the value of portfolio securities on the Fund's net asset value. Money borrowed also will be subject to interest and other costs which may include commitment fees and/or the cost of maintaining minimum average balances. These expenses may exceed the income received from the securities purchased with borrowed funds.

A Fund may at times borrow money by means of reverse repurchase agreements. Reverse repurchase agreements generally involve the sale by a Fund of securities held by it and an agreement to repurchase the securities at an agreed-upon price, date, and interest payment. Reverse repurchase agreements will increase a Fund's overall investment exposure and may result in losses.

Options, Warrants and Short Sales. The Fund may write, purchase and sell put and covered call options, and may engage in strategies employing combinations thereof. A put option constitutes a hedge against a decline in the price of a security owned by the Fund. A call option constitutes a hedge against an increase in the price of a security which the Fund has sold short. Gains and losses realized from options depend on the manager's ability to predict the direction of stock prices, interest rates and other economic factors. Options may fail as hedging techniques in cases where the price movements of the securities underlying the options do not follow the price movements of the stocks subject ot the hedge. The Fund may invest up to 10% of its assets in warrants. A warrant is an option to purchase, within a specified time period, a stated number of shares of common stock at a specified price. Warrants permit the Fund to participate in an anticipated increase in the market value of a security without having to purchase the security to which the warrants relate. Warrants convey no rights to dividends or voting rights, but only an option to purchase equity securities of the issuer at a fixed price.

The Fund may seek to enhance investments through short sale transactions (up to 25% of the fund's total assets) in stocks listed on one or more exchanges or in unlisted securities. Short selling involves the sale of borrowed securities. At the time the short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the fund purchases it for delivery to the lender. The Fund may make short sales "against the box" where the fund sells short a security it already owns, for the purpose of either protecting or deferring unrealized gains of portfolio securities. During such time that a short position is open, the Fund would maintain in a segregated account with the fund's custodian, an amount of cash or U.S. Government securities equal to the difference between the market value of the securities sold short at the time of the short sale, and any cash or U.S. Government securities originally deposited with the broker in connection with the short sale (excluding the proceeds of the short sale). In addition, until the Fund replaces the borrowed securities, it must maintain daily the segregated amount at such a level that the amount deposited in it plus the amount originally deposited with the broker as collateral will equal the greater of the current market value of the securities sold short and amount will not be less than the market value of the securities at the time they were sold short.

Portfolio Turnover. The portfolio turnover rate for any year is determined by dividing the lesser of sales or purchases by the Fund's monthly average net assets, and multiplying by 100. The portfolio turnover rate will vary from year to year depending on the market conditions. Given the Fund's investment objective, the portfolio turnover rate should not exceed 150%. Higher portfolio turnover activity can result in higher brokerage costs of the Fund.

Fundamental Investment Policies. The Fund's investment objective, to seek long term capital growth is a fundamental policy. This means that this policy may not be changed without a vote of the holders of a majority of the Fund's shares. All other policies stated in this prospectus, other than those identified in this paragraph may be changed without shareholder approval. Additional fundamental policies include the following: (1) With respect to 75% of its assets, the Fund may not invest more than 5% of its total assets in any one issuer and may not own more than 10% of the outstanding voting securities of a single issuer; (2) the Fund may not invest more than 25% of its total assets in one industry; and
(3) the Fund may not borrow in amounts exceeding 33 1/3% of its assets. A complete list of both fundamental and non-fundamental policies is in the Fund's Statement of Additional Information.

                           Dividends and Distributions

Shareholders should not expect income from this Fund. However, the Fund distributes substantially all of its net income and net capital gains to shareholders annually to qualify as a regulated investment company. Dividends from net investment income and distributions from capital gains, if any, are normally declared in December and paid after the end of the year. Dividends and distributions declared by the Fund will be reinvested unless you choose an alternative payment option on the application form. Dividends not reinvested are paid by check.
                                 Tax Information

As with any investment, you should consider how your investment in the Fund will be taxed. If your account is not a tax-deferred retirement account, you should be aware of these tax consequences. For federal tax purposes, the Fund's income and short-term capital gain distributions are taxed as dividends; long-term capital gain distributions are taxed as long-term capital gains. Your distributions may also be subject to state income tax. The distributions are taxable when they are paid, whether you take them in cash or participate in the dividend reinvestment program. In January, the Fund will mail shareholders a form indicating the federal tax status of your dividend and capital gain distributions.

Redemptions from the Fund will result in a short or long term capital gain or loss, depending on how long you have owned the shares. The Fund will mail a form indicating the trade date and proceeds from all redemptions.

When investors purchase shares just before the Fund pays a distribution from the NAV, the share price of each Fund may reflect undistributed income, capital gains or unrealized appreciation of securities. Any distributions from these amounts that are distributed to the investor , no matter how long the investor has held their shares, will be fully taxable, even if the net asset value of the shares is reduced below the price you paid for your shares.

The Taxpayer Relief Act of 1997 made certain changes to capital gains tax rates. Under the law, taxpayers in all brackets will have an advantage when it comes to capital gains tax rates. The Fund will provide information relating to the portion of any fund distribution that is eligible for the reduced capital gains tax rate.

                               General Information

The Fund is a portfolio of Upright Investments Trust, which was organized on March 4, 1998 as a Delaware business trust. An investor in the Fund is entitled to one vote for each full share held and a fractional vote for each fractional share held. There will normally be no meetings of investors for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by investors. Any Trustee may be removed from office upon the vote of shareholders holding at least a majority of the Fund's outstanding shares at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Fund's outstanding shares.

The expenses borne by the Fund include, brokerage commissions for portfolio transactions, taxes (if any), advisory fee, administration fee, expenses of registering and qualifying shares for sale (blue sky fees), fees of Trustees who are not "interested persons" of the Advisor or Administrator, custodian fees, auditors expenses, ongoing legal expense, if any, and the fidelity bond premiums. For the fiscal year ending September 30, 1999, the Advisor has agreed to waive the management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the total operating expenses do not exceed 1.95%.

The Fund will send investors a semi-annual report and an audited annual report, each of which includes a list of the securities held by the Fund. In an effort to conserve on the Fund's printing and mailing costs, the Fund plans to consolidate the mailing of its financial reports by household. This means that a household having multiple accounts with the identical address of record will receive a single copy of each report. Any shareholder who does not want consolidation to apply to his or her account should contact the Fund. Shareholder inquiries should be made by calling or writing the Fund at the address on the cover page of this prospectus.

No person has been authorized to give any information or to make any representations other than those contained in this prospectus, the statement of additional information or the Fund's official sales literature in connection with the offering of shares of the Fund, and if given or made, such other information or representations must not be relied upon as having been authorized by the Fund. This prospectus does not constitute an offer of shares in any state which, or to any person to whom, such offer may not lawfully be made.

                               UPRIGHT GROWTH FUND
                       STATEMENT OF ADDITIONAL INFORMATION

                                January 8, 1999


         This Statement of Additional Information is not a prospectus but should be read in conjunction with the Fund's Prospectus dated January 8, 1999, which may be obtained by writing the Fund at Upright Growth Fund c/o Mutual Shareholder Services, 1301 East Ninth St, 36th Floor Cleveland, OH 44114 or calling the Fund at 1-216-687-1000. The Fund is a portfolio of Upright Investments Trust.

TABLE OF CONTENTS                                                      PAGE

Investment Policies and Limitations
Portfolio Transactions
Management of the Trust
Investment Management and Administration
Performance
Taxes and Distributions
Description of the Trust

Investment Adviser and  Administrator
Upright Financial Corporation
615 West Mt. Pleasant Avenue
Livingston, NJ  07039

Custodian
Fifth Third Bank Corporation
38 Fountain Square Plaza
Cincinnati,  Ohio  45263

Transfer Agent
Mutual Shareholder Services
1301 East Ninth Street, 36th Floor
Cleveland, OH  44114

Independent Accountants
McCurdy & Associates CPA's, Inc.
27955 Clemens Road
Westlake, OH  44145


Underwriter
Maxus Securities Corp.,
1301 East Ninth Street, Suite 3600
Cleveland, OH  44114

                       INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the Prospectus.

Fundamental Policies. The Fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940) of the Fund. The other investment policies and limitations described in this Statement of Additional Information are not fundamental and may be changed by a vote of a majority of the Trustees of the Fund. The following are the fund's fundamental investment limitations set forth in their entirety. The Fund may not:

(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or
(b) the fund would hold more than 10% or the outstanding voting securities of that issuer;

(2) issue senior securities, except as permitted under the Investment Company Act of 1940;

(3) borrow in amounts exceeding 33 1/3% of its total assets at the time of borrowing;

(4) underwrite any issue of securities (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);

(5) Invest more than 25% of its total assets in securities of companies principally engaged in any one industry, (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities);

(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) purchase or sell commodities or commodities futures contracts; and

(8) lend money, except that it may purchase and hold debt securities publicly distributed or traded or privately place and may enter into repurchase agreements. The Fund will not lend securities if such a loan would cause more than 33 1/3% of the value of its total net assets to then be subject to such loans.

Non-Fundamental   Policies.   The  following  are   non-fundamental   investment
limitations and therefore, may be changed by the Board of Trustees, without a shareholder vote. The Fund may not:

 (9) Invest more than 10% of its total assets in warrants to purchase common stock, provided that warrants acquired in units or attached ;

(10) Invest in companies for the purpose of exercising control or management;

(11)  Invest more than 15% of its net assets illiquid securities;

(12) Invest in oil, gas or other mineral exploration or development programs or leases;

(13) Purchase the securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940;

(14) Invest more than 25% of its net assets in foreign securities which are not traded on U.S. exchanges;

(15) Purchase a call option or a put option if the aggregate premium paid for all call and put options then held exceeds 15% of its net assets (less the amount by which any such positions are in-the-money), covered options writing
(sell) are not subject to this 15% limitation; and

(16) Make short sales of securities in an aggregate amount greater than 25% of net assets. The value of the securities of any one issuer that have been shorted by the Fund is limited to the lesser of 3% of the securities of any class of the issuer. Short sales "against the box" where the Fund sells short a security it already owns or owns at least an equal amount of such securities, is not subject to this 25% limitation.


American Depository Receipts. ("ADR's") are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuers home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are an alternative to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks associated with investing directly in foreign securities. ADRs are not subject to the 25% limitation on purchases of foreign securities.

Firm Commitment Agreements. The Fund may enter into firm commitment agreements ("when-issued" purchases) for the purchase of securities at an agreed upon price on a specified future date. The Fund will not enter into such agreements for the purpose of investment leverage. Liability for the purchase price and all the rights and risks of ownership of the securities accrue to the Fund at the time it becomes obligated to purchase the securities, although delivery and payment occur at a later date, generally within 45 days of the date of the commitment to purchase. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the fund to purchase the security at a price above the current market price on the date of delivery and payment. During the time the Fund is obligated to purchase such securities, it will maintain with the Custodian a segregated account with U.S. Government Securities, cash or cash equivalents of an aggregate current value sufficient to make payment for the securities.

Option Transactions. The Fund may invest in option transactions involving individual securities and market indices. An option involves either (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option, or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a market index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and market indices. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a market index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. Options on securities which the Fund sells (writes) will be covered or secured, which means that it will own the underlying security (for a call option); will segregate with the Custodian high quality liquid debt obligations equal to the option exercise price (for a put option); or (for an option on a stock index) will hold a portfolio of securities substantially replicating the movement of the index (or, to the extent it does not hold such a portfolio, will maintain a segregated account with the Custodian of high quality liquid debt obligations equal to the market value of the option, marked to market daily). When the Fund writes options, it may be required to maintain a margin account, to pledge the underlying securities or U.S. government obligations or to deposit liquid high quality debt obligations in a separate account with the Custodian.

The principal reason for the Fund to write a put would be to earn the premium income. The put option writer has the potential to gain a profit as long as the price of the underlying security remains above the exercise price, however, in return for receipt of the premium, the Fund has assumed the obligation to purchase the underlying security from the buyer of the put option at the exercise price, even though the security may fall below the exercise price, at any time during the option period. If the secondary market is not liquid for a put option a Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

 The purchase and writing of options involves certain risks; for example, the possible inability to effect closing transactions at favorable prices and an appreciation limit on the securities set aside for settlement, as well as (in the case of options on a stock index) exposure to an indeterminate liability. The purchase of options limits the Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a covered call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. When the Fund writes a covered put option, it will receive a premium, but it will assume the risk of loss should the price of the underlying security fall below the exercise price. When the Fund writes a covered put option on a stock index, it will assume the risk that the price of the index will fall below the exercise price, in which case the Fund may be required to enter into a closing transaction at a loss. An analogous risk would apply if the Fund writes a call option on a stock index and the price of the index rises above the exercise price.

Foreign Securities. The Fund may invest in foreign equity securities including common stock, preferred stock and common stock equivalents issued by foreign companies, and foreign fixed income securities. Foreign fixed income securities include corporate debt obligations issued by foreign companies and debt obligations of foreign governments or international organizations. This category may include floating rate obligations, variable rate obligations, Yankee dollar obligations (U.S. dollar denominated obligations issued by foreign companies and traded on U.S. markets) and Eurodollar obligations (U.S. dollar denominated obligations issued by foreign companies and traded on foreign markets).

Foreign government obligations generally consist of debt securities supported by national, state or provincial governments or similar political units or governmental agencies. Such obligations may or may not be backed by the national government's full faith and credit and general taxing powers. Investments in foreign securities also include obligations issued by international organizations. International organizations include entities designated or supported by governmental entities to promote economic reconstruction or development as well as international banking institutions and related government agencies. Examples are the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. In addition, investments in foreign securities may include debt securities denominated in multinational currency units of an issuer (including international issuers). An example of a multinational currency unit is the European Currency Unit. A European Currency Unit represents specified amounts of the currencies of certain member states of the European Economic Community, more commonly known as the Common Market.

Purchases of foreign securities are usually made in foreign currencies and, as a result, the Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. In addition, there may be less information publicly available about a foreign company then about a U.S. company, and foreign companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

                             PORTFOLIO TRANSACTIONS


The amended Advisory Agreement "Advisory Agreement" between the Fund and the Adviser requires that the Adviser, in executing portfolio transactions and selecting brokers and dealers, seek the best overall terms available. In this regard, the Adviser will seek the most favorable price and execution for the transaction given the size and risk involved. In placing executions and paying brokerage commissions, the Adviser considers the financial responsibility and reputation of the broker or dealer, the range and quality of the brokerage and research services made available to the Fund and the professional services rendered, including execution, clearance procedures, wire service quotations, assistance with the placement of sales for the Fund and ability to provide supplemental performance, statistical and other research information for consideration, analysis and evaluation by the Adviser's staff. Under the Advisory Agreement, the Adviser is permitted, in certain circumstances, to pay a higher commission than might otherwise be obtained in order to acquire brokerage and research services.


The Adviser must determine in good faith, however, that such commission is reasonable in relation to the value of the brokerage and research services provided -- viewed in terms of that particular transaction or in terms of all the accounts over which investment discretion is exercised. In such case, the Board of Trustees will review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits obtained. The advisory fee paid to the Adviser would not be reduced by reason of its receipt of such brokerage and research services. To the extent that research services of value are provided by broker/dealers through or with whom the Fund places portfolio transactions the Adviser may be relieved of expenses which it might otherwise bear. In addition, the Adviser may use such research in servicing its other fiduciary accounts and not all services received may be used by the Adviser in connection with its services to the Fund. However, the Fund may also benefit from research services received by the Adviser in connection with transactions effected on behalf of other fiduciary accounts.

On occasions when the Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other fiduciary accounts, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other accounts in order to obtain the best net price and most favorable execution. In such event, the allocation will be made by the Adviser in the manner considered to be most equitable and consistent with its fiduciary obligations to all such fiduciary accounts, including the Fund. In some instances, this procedure could adversely affect the Fund but the Adviser deems that any disadvantage in the procedure would be outweighed by the increased selection available and the increased opportunity to engage in volume transactions.

                             MANAGEMENT OF THE FUND


The Trustees and Officers of the Fund, their current business addresses and principal occupations during the last five years are set forth below. Trustees that have an asterisk before their name are "interested persons" of the Trust as defined in the Investment Company Act of 1940, as amended.

Name and address                          Positions held with       Age and Principal Occupation(s)
                                          Trust                     During Past Five Years
*David Y.S. Chiueh                        Trustee and President     Age 40.   Founded  Upright Financial
615 West Mt. Pleasant Avenue                                        Corporation in 1990 and serves as Chief
Livingston, New Jersey 07039                                        Executive Officer.  Prior to this service, he
                                                                    served as a financial planner.  Mr. Chiueh
                                                                    received a Masters Degree in Business
                                                                    Administration from the Rutgers University in
                                                                    1988.  He is a Certified Financial Planner and
                                                                    has been a registered investment adviser since
                                                                    1990
*Chaur Nan Yeh                            Trustee and Vice          Age 50.   Mr. Yeh serves a research analyst
615 West Mt. Pleasant Avenue              President                 with Upright Financial Corporation.  He is Vice
Livingston, New Jersey 07039                                        President of the FMY Services, Inc., an
                                                                    engineering consulting firm, since 1987.  He
                                                                    received a Masters Degree in Engineering from
                                                                    New York University in 1975.
Wellman Wu                                Trustee                   Age 56. Mr. Wu is the president of Kam Kuo Food
Kam Man Food Inc.                                                   Corporation in New Jersey.    He has served as
511 Old Post Road                                                   president since 1996.  Prior to that position,
Edison, NJ  08817                                                   Mr. Wu served as Vice President for the Kam Man
                                                                    Food Inc. in New York since 1972.  Mr. Wu
                                                                    graduated from the School of Commerce in Hong
                                                                    Kong in 1963.

Bing B. Chen                              Trustee                   Age 41.   Mr. Chen serves as president of the
Great China Chartering Agency                                       Great China Chartering & Agency Corp., a
253 Washington Street                                               shipping brokerage firm.   Prior to December,
Jersey City, NJ  07302                                              1997, Mr. Chen served as vice-president of
                                                                    Great China Chartering & Agency Corp. Mr. Chen
                                                                    received his masters degree of science from the
                                                                    State University of New York at Maritime
                                                                    College.

The Fund does not pay any direct remuneration to any Trustee who is an "interested person" of the Fund, or any officer employed by the Adviser or its affiliates. It is anticipated that the Trustees of the Fund who not "interested persons" of the Fund will receive compensation in the amount of $100.00 per meeting attended.

The following table sets forth information estimating the compensation of each current Trustee of the Fund for his or her services.

Trustees       Aggregate             Pension or Retirement  Estimated Annual       Total Compensation
               compensation from     Benefits               Benefits Upon          From the Fund
               the Fund                                     Retirement From the
                                                                     Fund
David Chiueh        0                   0                      0                      0
Chaur Nan Yeh       0                   0                      0                      0
Wellman Wu        400.00                0                      0                      400.00
Bing B. Chen      400.00                0                      0                      400.00

Investment Advisory and Administrative Services

Upright Financial Corporation serves as the Fund's investment adviser and as the Fund's Administrator. In addition to the services described in the Fund's prospectus, the Adviser and/or the Administrator will compensate all personnel, Officers and Trustees of the Fund if such persons are employees of the Adviser or its affiliates.

For the services and facilities provided to the Fund by the Adviser, the Fund pays the Adviser a monthly fee based upon the daily average net assets of such Fund for such calendar month equal to 1.5% on assets of the Fund. For the administrative services provided to the Fund, the Fund pays a monthly fee equal to .45% of the Fund's net assets.

The Board of Trustees of the Fund (including a majority of the Trustees who are not "interested persons" of the Fund) approved the Advisory Agreement on March 22, 1998 and the amended Advisory Agreement on September 8, 1998 and November 18, 1998. The Advisory Agreement provides that it will continue initially for two years, and from year to year thereafter as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940) or by the Board of Trustees of the Fund, and (ii) by a vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60 days written notice by either party and will terminate automatically if it is assigned. The Advisory Agreement provides in substance that the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or of reckless disregard of its obligations thereunder.

The Adviser has adopted a Code of Ethics which regulates the personal securities transactions of the Adviser's investment personnel and other employees and affiliates with access to information regarding securities transactions of the Fund. The Code of Ethics requires investment personnel to disclose personal securities holdings upon commencement of employment and all subsequent trading activity.

Mr. David Chiueh owns 100% stock of the Adviser, Upright Financial Corporation.

Distributor. The Maxus Securities Corp. serves as the principal underwriter for the Fund's shares.

                             PERFORMANCE INFORMATION

Total Return. The Fund may advertise performance in terms of average annual total return for 1, 5 and 10-year periods, or for such lesser periods as the Fund has been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:
                                         n
                                 P(1 + T) = ERV
         Where: P  = a hypothetical initial payment of $1,000
                T  = average annual total return
                 n = number of years
               ERV = ending redeemable value of a hypothetical $1,000 payment and assumes all dividends and distributions by the Fund are reinvested at the price stated in the prospectus on the reinvestment dates during the period.


In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the change in value of an investment over a specified period. Total returns and other performance information may be quoted numerically or in a table, graph, or similar illustration.

Distribution Rate. The Fund may quote its distribution rate along with the above described standard total return and yield information. The distribution rate is calculated by annualizing the latest distribution and dividing the result by the offering price per share as of the end of the period to which the distribution relates. A distribution can include gross investment income from debt obligations purchased at a premium and in effect include a portion of the premium paid. A distribution can also include gross short-term capital gains without recognition of any unrealized capital losses. Further, a distribution can include income from the sale of options by the Fund even though such option income is not considered investment income under generally accepted accounting principles.





Because a distribution can include such premiums and capital gains, the amount of the distribution may be susceptible to control by the Adviser through transactions designed to increase the amount of such items. Also, because the distribution rate is calculated in part by dividing the latest distribution by net asset value, the distribution rate will increase as the net asset value declines. A distribution rate can be greater than the yield rate calculated as described above.

Comparative Performance. The Fund's performance may be compared to that of other similar mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. ("Lipper"), which monitors mutual fund performance. The Fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals.


                             TAXES AND DISTRIBUTIONS

Each investor should consult a tax advisor regarding the effect of federal, state and local taxes on an investment in the Fund.

Taxation of the Fund. The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code"). To qualify as a regulated investment company, the Fund must, among other things,
(a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock or securities; (b) satisfy certain diversification requirements at the close of each quarter of the Fund's taxable year.

If the Fund qualifies as a regulated investment company and distributes at least 90% of its net investment income, the Fund will not be subject to Federal income tax on the income so distributed. However, the Fund would be subject to corporate income tax on any undistributed income other than tax-exempt income from municipal securities.

Taxation of the Shareholder. Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November and December and made payable to shareholders of record in such a month will be deemed to have been received on December 31 if paid by the Fund during the following January.

Distributions by the Fund will result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholders cost basis, such distribution nevertheless would be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares includes the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will nevertheless be taxable to them.

A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. If a shareholder receives a distribution taxable as long-term capital gain and redeems shares which he has not held for more than six months, any loss on the redemption (not otherwise disallowed as attributable to an exempt-interest dividend) will be treated as long-term capital loss to the extent of the long-term capital gain previously recognized.

Dividends. A portion of the Fund's income may qualify for the dividends-received deduction available to corporate shareholders to the extent that the Fund's income is derived from qualifying dividends. Because the Fund may earn other types of income, such as interest, income from securities loans, non-qualifying dividends, and short-term capital gains, the percentage of dividends from the Fund that qualifies for the deduction generally will be less than 100%. The Fund will notify corporate shareholders annually of the percentage of Fund dividends that qualifies for the dividend received deductions. A portion of the Fund's dividends derived from certain U.S. government obligations may be exempt from state and local taxation. Gains (losses) attributable to foreign currency fluctuations are generally taxable as ordinary income, and therefore will increase (decrease) dividend distributions. Short-term capital gains are distributed as dividend income. The Fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

Capital Gain Distributions. Long-term capital gains earned by the Fund on the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares. If a shareholder receives a long-term capital gain distribution on shares of the Fund, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution will be considered a long-term loss for tax purposes. Short-term capital gains distributed by the Fund are taxable to shareholders as dividends, not as capital gains.

                            DESCRIPTION OF THE TRUST

Organization. Upright Growth Fund is a portfolio of Upright Investments Trust, an open-end management investment company organized as a Delaware business trust on March 4, 1998. The Declaration of Trust provides that the Trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement entered into or executed by the Trust or the Trustees include a provision limiting the obligations created thereby to the Trust and its assets.

Voting Rights. The Fund's capital consists of shares of beneficial interest. As a shareholder, you receive one vote for each dollar value of net asset value you own. The shares have no preemptive or conversion rights; the voting and dividend rights and the right of redemption are described in the Prospectus. Shares are fully paid and non-assessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the trust or a fund may, as set forth in the Declaration of Trust, call meetings of the Trust for any purpose related to the Trust including for the purpose of voting on the removal of one or more Trustees.

Year 2000. The Fund believes that the year 2000 issue will not pose significant operational problems for the Fund. Also the Fund believes that the year 2000 issue will not have a material adverse effect on the Fund's future financial condition, liquidity or results of operations during 1999 and in the future.

Auditor. McCurdy & Associates CPA's , Inc., 27955 Clemens Road, Westlake, Ohio serves as the Trust's independent accountant. The independent accountant examines financial statements for the Fund and provides other audit, tax and related services.